UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 1, 2024

Gladstone Commercial Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	001-33097	02-0681276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1521 Westbranch Drive, Suite 100, McLean, Virginia 22102

(Address of Principal Executive Offices) (Zip Code)

(703) 287-5800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GOOD	Nasdaq Global Select Market LLC
6.625% Series E Cumulative Redeemable Preferred Stock, par value $0.001 per share	GOODN	Nasdaq Global Select Market LLC
6.00% Series G Cumulative Redeemable Preferred Stock, par value $0.001 per share	GOODO	Nasdaq Global Select Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed, the Company is party to that certain Dealer Manager Agreement, dated as of February 20, 2020 (the “Original Dealer Manager Agreement”), as amended by that certain First Amendment to Dealer Manager Agreement, dated as of February 9, 2023 (the “First Amendment” and, together with the Original Dealer Manager Agreement, the “Dealer Manager Agreement”), pursuant to which the Company may issue and sell shares of its 6.00% Series F Cumulative Redeemable Preferred Stock, par value $0.001 per share (“Series F Preferred Stock”).

The Company has filed a new prospectus supplement (the “New Prospectus Supplement”) relating to the offering of (i) a maximum of 19,088,864 shares of Series F Preferred Stock pursuant to the Dealer Manager Agreement, and (ii) up to 5,949,560 shares of Series F Preferred Stock pursuant to a dividend reinvestment plan to those holders of the Series F Preferred Stock who participate in such dividend reinvestment plan. The New Prospectus Supplement supersedes and replaces the prospectus supplement, dated February 9, 2023 (the “Prior Prospectus Supplement”), (which superseded and replaced the prospectus supplement, dated February 20, 2020 (the “Original Prospectus Supplement”)), pursuant to which the Company offered a maximum of 19,329,859 shares of Series F Preferred Stock in a primary offering and up to 5,975,410 shares of Series F Preferred Stock pursuant to a dividend reinvestment plan. As of the date hereof, 911,136 shares of Series F Preferred Stock have been sold in the aggregate in the primary offering under the Original Prospectus Supplement and the Prior Prospectus Supplement and 50,440 shares of Series F Preferred Stock have been sold in the aggregate pursuant to the dividend reinvestment plan under the Original Prospectus Supplement and the Prior Prospectus Supplement.

Copies of the Original Dealer Manager Agreement and the First Amendment are filed as Exhibits 1.1 and 1.2, respectively, and are incorporated herein by reference.

In connection with the filing of the New Prospectus Supplement, the Company is also filing (i) the opinion of Venable LLP regarding the legality of shares as Exhibit 5.1 to this Current Report on Form 8-K and (ii) the opinion of Squire Patton Boggs (US) LLP regarding certain tax matters as Exhibit 8.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description

1.1	Dealer Management Agreement, dated as of February 20, 2020, by and between Gladstone Commercial Corporation and Gladstone Securities, LLC (incorporated by reference to Exhibit 1.1 to the Registrant’s Current Report on Form 8-K (File No. 001-33097), filed February 20, 2020).

1.2	First Amendment to Dealer Manager Agreement, dated as of February 9, 2023, by and between Gladstone Commercial Corporation and Gladstone Securities, LLC (incorporated by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K (File No. 001-33097), filed February 9, 2023).

5.1	Opinion of Venable LLP.

8.1	Tax Opinion of Squire Patton Boggs (US) LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

23.2	Consent of Squire Patton Boggs (US) LLP (included in Exhibit 8.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Commercial Corporation
(Registrant)

May 1, 2024	By:	/s/ Gary Gerson
Gary Gerson
Chief Financial Officer